2014 NAPTP Master Limited Partnership Investor Conference May 21 & 22, 2014 Exhibit 99.1

Forward Looking Statements Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

NuStar Overview

NuStar Energy L.P. (NYSE: NS) is a publicly traded partnership with a market capitalization of approximately $4.6 billion and an enterprise value of approximately $7.3 billion NuStar GP Holdings, LLC (NYSE: NSH) holds the 2% general partner interest, incentive distribution rights and 12.9% of the common units in NuStar Energy L.P. NSH has a market capitalization of around $1.5 billion 80.7% Membership Interest 85.1% L.P. Interest Public Unitholders 34.5 million NSH Units Public Unitholders 67.6 million NS Units 19.3% Membership Interest 2.0% G.P. Interest 12.9% L.P. Interest Incentive Distribution Rights William E. Greehey 8.2 million NSH Units NYSE: NSH NYSE: NS NS NSH IPO Date 4/16/2001 7/19/2006 Unit Price (05/16/14) $58.96 $34.96 Annualized Distribution/Unit $4.38 $2.18 Yield (05/16/14) 7.4% 6.2% Market Capitalization $4,592 million $1,491 million Enterprise Value $7,260 million $1,516 million Credit Ratings – Moody’s Ba1/Negative n/a S&P BB+/Stable n/a Fitch BB/Stable n/a Two Publicly Traded Companies 4

Large and Diverse Geographic Footprint with Assets in Key Locations Asset Stats: Operations in the U.S., Canada, Mexico, the Netherlands, including St. Eustatius in the Caribbean, the United Kingdom and Turkey. Own 87 terminal and storage facilities Approximately 94 million barrels of storage capacity 8,643 miles of crude oil and refined product pipelines 5

41% 54% 5% Percentage of Estimated 2014 Segment Operating Income Storage: 41% Refined Product Terminals Crude Oil Storage Pipeline: 54% Refined Product Pipelines Crude Oil Pipelines Fuels Marketing: 5% Refined Products Marketing, Fuel Oil Trading, Bunkering and Crude Oil Trading Storage and Pipeline segments are expected to account for about 95% of 2014 segment operating income 6 Majority of Operating Income Generated by Fee-Based Storage and Pipeline Segments

 Closed on Asphalt JV divestiture  No more impact to earnings after 1st quarter  Signed long-term agreement to re-activate idled 200-mile 12” pipeline  Completed construction of new dock at Corpus Christi ahead of schedule  More than tripled dock capacity  Signed lease for 5 million barrels of storage to fill idle storage tankage at St. Eustatius  Re-signed lease for 3 million barrels of storage at Point Tupper  Ahead of July 2014 off-lease deadline  First Quarter 2014 Highlights  EPU: $0.36 per unit, highest since third quarter of 2011, $0.46 per unit excluding Asphalt JV (adjusted EPU1).  DCF from continuing operations available to limited partners: $1.00 per unit1, highest since first quarter of 2009.  Coverage ratio: 0.91 times, highest first quarter coverage ratio since first quarter of 2009.  On track to return to a 1.0x cover in the last half of 2014  Full-year coverage for 2014 projected to be at or above 1.0x Achieving our 1st Quarter Goals Significantly Bolsters our 2014 Goals: We Will Improve Profitability & Return to a 1.0x Coverage Ratio 7 1 – Please see slide 26 for a reconciliation of adjusted EPU and DCF to its most directly comparable GAAP measure

Pipeline Segment Update

Pipeline Segment EBITDA ($ in Millions)1 Pipeline Receipts by Commodity LTM as of 3/31/14 *Other includes ammonia, jet fuel, propane, naphtha and light end refined products 2014 segment EBITDA expected to be $40 to $60 million1 higher than 2013 Eagle Ford pipeline expansion projects completed during 2013 and 2014, increased pipeline throughputs as a result of the increased loading capabilities at our Corpus Christi North Beach Terminal and higher expected FERC tariffs, effective July 1, 2014, should contribute to higher 2014 results 1 – Please see slide 27 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income Growth in Eagle Ford Shale Region Leading to Growth in Pipeline Segment EBITDA 9 2007 2008 2009 2010 2011 2012 2013 2014 Forecast $176 $186 $190 $199 $198 $211 $277 $317 to $337 Crude 41% Gasoline 30% Distillate 18% Other 11%

# South Texas Crude Oil Pipeline Expansion

NuStar

- **In December 2012, NuStar acquired 140 miles of crude oil transmission and gathering lines, as well as five storage terminals, for around $325 million**
- **Major Eagle Ford Pipeline internal growth projects completed to date include:**
  - Reactivation of Pettus to Corpus Christi pipeline
  - Reversal of 8-inch Corpus-to-Three Rivers refined products pipeline
  - Construction of a new 12-inch crude oil pipeline for Valero
  - Connection of 16-inch Corpus-to-Three Rivers crude oil pipeline to 12-inch TexStar crude oil pipeline system
  - Oakville Terminal truck offloading
  - Pawnee terminal and pipeline connection for ConocoPhillips
- **We expect these projects to earn EBITDA multiples in the range of 4x – 8x**

**Cap-ex spent to date**

~$325M acquisition

~$220M on internal growth

**Phase 1**

~35MBPD

$40M to $50M cost

Annual EBITDA around $20M[1]

Completed 2Q14

**Phase 2**

~65MBPD

$125M to $135M cost

Annual EBITDA as high as $40M[1]

Startup 1Q15

- **Total Estimated Spending:**
  - Pipeline Segment ~$700 million
  - Total (includes Storage Segment) ~$825 million

1 – Please see slide 27 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income

10

11 NuStar Continues to Increase Throughputs in the Eagle Ford Shale Region 168 179 220 240 245 275 275 305 305 150 250 350 4Q 2013 Actual 1Q 2014 Actual (Corpus Dock) 2Q 2014 Estimate (Phase 1) 3Q 2014 Estimate 4Q 2014 Estimate 1Q 2015 Estimate (Phase 2) 2Q 2015 Estimate 3Q 2015 Estimate 4Q 2015 Estimate Avg. Daily Throughputs (MBPD)

Choke Canyon PL – 12” Laredo PL – 8” Dos Laredo – 8” Valley PL – 6”/8”/10” Pettus South – 10” Houston – 12” Pawnee to Oakville PL – 12” Three Rivers Supply – 12” Corpus-Odem-3R – 8” Oakville to Corpus – 16” Second Phase of Expansion – 12” 12 NuStar’s Eagle Ford Presence

13 Reactivation of an Idle 12-inch Pipeline should increase EBITDA by $23 million1 Signed long-term agreement with Occidental Petroleum (Oxy) in February 2014. Oxy will ship NGLs on our formerly idle, 200-mile 12-inch pipeline between Mont Belvieu and Corpus Christi  The line has the capacity to transport 110,000 barrels per day  Oxy will utilize the majority of the line’s capacity  NuStar is marketing the remaining pipeline capacity Began generating distributable cash flow in the second quarter of 2014 Pipeline projected to be in full service in the second quarter of 2015 Capital spending required to reactivate the line expected to be $130 to $150 million 1 – Please see slide 27 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income

14 Focusing on Other Pipeline Growth Opportunities Expanding our existing South Texas Crude Oil Pipeline System Constructing or acquiring crude oil gathering assets that would supply our South Texas Crude Oil Pipeline System Analyzing pipeline opportunities in the Niobrara shale Evaluating crude oil pipeline opportunities in other shale plays Total Pipeline Segment internal growth spending could be in the range of $600 to $800 million1 1 – capital spending to take place over the next two to three years.

Storage Segment Update

Adjusted Storage Segment EBITDA ($ in Millions)1 Storage Contract Renewals (% as of 4/15/2014) Our storage segment should benefit from the completion of our second unit train at St. James Terminal in November 2013, the additional throughput at our Corpus Christi North Beach Terminal and our recent St. Eustatius terminal storage agreement. Reduced profit sharing relating to our first St. James unit train project and weak West Coast storage demand may offset expected benefits. 1 – Please see slide 28 for a reconciliation of adjusted EBITDA to its most directly comparable GAAP measure, Operating Income 16 < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years 23% 40% 32% 5% 2014 Storage Segment EBITDA Expected to be Comparable to 2013 2007 2008 2009 2010 2011 2012 2013 2014 Forecast $177 $208 $242 $256 $279 $287 $277 ~$277

17 Pursuing Other Storage Terminal Opportunities Exploring rail car off-loading projects on the West Coast Considering viability of Pt. Tupper rail offloading facility for crude oil and/or LPG Evaluating additional storage and unit train volume expansion at St. James Terminal Assessing our St. Eustatius Terminal’s role in regional demand for additional crude oil storage and infrastructure capacity Analyzing terminal acquisitions in strategic markets Total Storage Segment internal growth spending could be in the range of $100 to $300 million1 1 – capital spending to take place over the next two to three years.

Fuels Marketing Segment Update

We Expect Reduced Working Capital Requirements and Minimized Volatility in the Fuels Marketing Segment 19 Segment is composed of:  Refined Products Marketing  Fuel Oil Trading and Bunkering  Crude Oil Trading A back-to-back supply agreement at our St. Eustatius terminal:  Reduced our working capital by approximately $50 million  Expected to improve results through reduced operating expenses Fuels Marketing currently pays Storage Segment approximately $25 million in annual storage fees  Represents around 5% of Storage Segment revenues 2014 EBITDA results for the segment are expected to be $10 to $30 million1 1 – Please see slide 28 for a reconciliation of EBITDA to its most directly comparable GAAP measure, Operating Income

Financial Overview

21 Capital Structure (as of March 31, 2014, Dollars in Millions) $1.5 billion Credit Facility $559 NuStar Logistics Notes (4.75%) 250 NuStar Logistics Notes (4.80%) 450 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Notes (8.15%) 350 NuStar Logistics Sub Notes (7.625%) 403 GO Zone Bonds 365 Net unamortized discount and fair value adjustments 33 Total Debt $2,710 Total Partners’ Equity 1,844 Total Capitalization $4,554 Availability under $1.5 billion Credit Facility (as of March 31, 2014): ~$784 million  $559 million in borrowings and $157 million in Letters of Credit outstanding

22 Debt Maturity Profile (as of March 31, 2014, Dollars in Millions) $0 $250 $500 $750 $1,000 2017 2018 2020 2021 2022 2038- 2041 $559 $350 $450 $300 $250 $365 $403 Sub Notes GO Zone Financing Sr. Unsecured Notes Revolver $753 No Significant Debt Maturities until 2017 Debt structure 65% fixed rate – 35% variable rate Callable in 2018, but final maturity in 2043

23 Internal Growth Spending: Expect $350 to $370 million Range for 2014 (Dollars in Millions) $0 $100 $200 $300 $400 2010 2011 2012 2013 2014 Forecast $219 $294 $374 $302 $350 to $370 Total Capital Spending, which includes Reliability Capital, is expected to be $385 to $415 million in 2014

24 Our Unitholders Can Rely on us to Continue Focusing on… - Recognized nationally for safety and environmental record - Named #26 on Fortune’s 2014 “100 Best Companies to Work For” - Contributed ~90,000 employee volunteer hours (~52 per employee) to our communities in 2013 - High-quality, large and diverse asset footprint supporting domestic and international infrastructure - Diverse and high-quality customer base - Re-focused on growing our fee-based storage and pipeline operations - Fee-based storage and pipeline assets provide stable cash flows - Strong balance sheet with a focus on improving credit metrics and attaining investment grade credit ratings - Secure distribution And returning to a 1.0x coverage ratio in the last half of 2014! Core Operations Safety & Community Stability

Appendix

Reconciliation of Non-GAAP Financial Information: Financial Information Net income/EPU 39,637$ 0.36$ Asphalt Joint Venture losses 8,278 0.10 Adjusted net income 47,915 GP interest and incentive and noncontrolling interest (11,656) Adjusted net income/EPU applicable to limited partners 36,259$ 0.46$ The following is a reconciliation of income from continuing operations to EBITDA from continuing operations and DCF from continuing operations: Income from continuing operations 42,996$ Plus interest expense, net and interest income from related party 33,362 Plus income tax expense 4,117 Plus depreciation and amortization expense 46,230 EBITDA from continuing operations 126,705 Equity in loss of joint ventures 4,306 Interest, expense, net and interest income from related party (33,362) Reliability capital expenditures (4,759) Income tax expense (4,117) Distributions from joint ventures 2,366 Other items (442) Mark-to-market impact on hedge transactions 15 DCF from continuing operations 90,712$ Less DCF from continuing operations avalable to general partner 12,766 DCF from continuing operations available to limited partners 77,946$ DCF from continuing operations per limited partner unit 1.00$ NuStar Energy L.P. utilizes financial measures, such as earnings before interest, taxes, depreciation and amortization (EBITDA), distributable cash flow (DCF), adjusted net income and adjusted net income per unit (EPU), which are not defined in U.S. generally accepted accounting principles (GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. None of these financial measures, which are not defined in GAAP are intended to represent cash flows from operations for the period, nor are they presented as an alternative to net income or income from continuing operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with GAAP. For purposes of segment reporting, we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the segment reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. Three Months Ended March 31, 2014 The following is a reconciliation of net income to adjusted net income and EPU to adjusted EPU: Three Months Ended March 31, 2014 26

# Reconciliation of Non-GAAP Financial Information: Pipeline Segment

NuStar Energy L.P. utilizes financial measures, such as earnings before interest, taxes, depreciation and amortization (EBITDA), distributable cash flow (DCF), adjusted net income and adjusted net income per unit (EPU), which are not defined in U.S. generally accepted accounting principles (GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. None of these financial measures, which are not defined in GAAP are intended to represent cash flows from operations for the period, nor are they presented as an alternative to net income or income from continuing operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with GAAP. For purposes of segment reporting, we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the segment reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.

The following is a reconciliation of operating income to EBITDA for the Pipeline Segment:

| | Year Ended December 31, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 |
| Operating income | $ 126,508 | $ 135,086 | $ 139,869 | $ 148,571 | $ 146,403 | $ 158,590 | $ 208,293 |
| Plus depreciation and amortization expense | 49,946 | 50,749 | 50,528 | 50,617 | 51,165 | 52,878 | 68,871 |
| EBITDA | $ 176,454 | $ 185,835 | $ 190,397 | $ 199,188 | $ 197,568 | $ 211,468 | $ 277,164 |

The following is a reconciliation of projected operating income to projected EBITDA for the Pipeline Segment:

| | Year Ended December 31, 2014 |
|---|---|
| Projected operating income | $ 245,000 - 260,000 |
| Plus projected depreciation and amortization expense | 72,000 - 77,000 |
| Projected EBITDA | $ 317,000 - 337,000 |

The following is a reconciliation of projected incremental operating income to projected incremental EBITDA for the Pipeline Segment:

| | Year Ended December 31, 2014 |
|---|---|
| Projected incremental operating income | $ 35,000 - 50,000 |
| Plus projected incremental depreciation and amortization expense | 5,000 - 10,000 |
| Projected incremental EBITDA | $ 40,000 - 60,000 |

The following is a reconciliation of projected annual operating income to projected annual EBITDA for certain projects in the Pipeline Segment:

| | South Texas Crude Phase One | South Texas Crude Phase Two | Houston Pipeline NGL Project |
|---|---|---|---|
| Projected annual operating income | $ 19,000 | $ 35,000 | $ 15,000 |
| Plus projected annual depreciation and amortization expense | 1,000 | 5,000 | 8,000 |
| Projected annual EBITDA | $ 20,000 | $ 40,000 | $ 23,000 |

27

# Reconciliation of Non-GAAP Financial Information: Storage & Fuels Marketing Segments

NuStar Energy L.P. utilizes financial measures, such as earnings before interest, taxes, depreciation and amortization (EBITDA), distributable cash flow (DCF), adjusted net income and adjusted net income per unit (EPU), which are not defined in U.S. generally accepted accounting principles (GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. None of these financial measures, which are not defined in GAAP are intended to represent cash flows from operations for the period, nor are they presented as an alternative to net income or income from continuing operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with GAAP. For purposes of segment reporting, we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the segment reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.

The following is a reconciliation of operating income (loss) to EBITDA for the Storage Segment:

| | Year Ended December 31, | | | | | | |
|---|---|---|---|---|---|---|---|
| | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 |
| Operating income (loss) | $ 114,635 | $ 141,079 | $ 171,245 | $ 178,947 | $ 196,508 | $ 198,842 | $ (127,484) |
| Plus depreciation and amortization expense | 62,317 | 66,706 | 70,888 | 77,071 | 82,921 | 88,217 | 99,868 |
| EBITDA | $ 176,952 | $ 207,785 | $ 242,133 | $ 256,018 | $ 279,429 | $ 287,059 | $ (27,616) |
| Impact from non-cash charges | | | | | | | 304,453 |
| Adjusted EBITDA | | | | | | | $ 276,837 |

The following is a reconciliation of projected operating income to projected EBITDA for the Storage Segment:

| | Year Ended December 31, 2014 |
|---|---|
| Projected operating income | $ 177,000 |
| Plus projected depreciation and amortization expense | 100,000 |
| Projected EBITDA | $ 277,000 |

The following is a reconciliation of projected operating income to projected EBITDA for the Fuels Marketing Segment:

| | Year Ended December 31, 2014 |
|---|---|
| Projected operating income | $ 10,000 - 30,000 |
| Plus projected depreciation and amortization expense | - |
| Projected EBITDA | $ 10,000 - 30,000 |

28